COLONIAL NEWPORT JAPAN FUND ANNUAL REPORT

AUGUST 31, 1997

[graphic omitted]
                            NOT FDIC | MAY LOSE VALUE
                             INSURED | NO BANK GUARANTEE

                     COLONIAL NEWPORT JAPAN FUND HIGHLIGHTS
                      September 1, 1996 - August 31, 1997

INVESTMENT OBJECTIVE: Colonial Newport Japan Fund seeks capital appreciation by investing primarily in equity securities of Japanese companies.

THE FUND IS DESIGNED TO OFFER:
[X]  A portfolio of quality Japanese stocks
[X]  Long-term growth potential
[X]  Experienced investment management

PORTFOLIO MANAGER COMMENTARY: "Despite continuing market weakness, our quality based, active management approach took advantage of economic growth in an increasingly segmented market. We strive to provide positive results for shareholders through identifying attractively priced growth companies with dominant market share." -- David Smith

                    COLONIAL NEWPORT JAPAN FUND PERFORMANCE

                                             CLASS A  CLASS B  CLASS C\1/
Inception Date                                6/3/96   6/3/96   6/3/96
-------------------------------------------------------------------------
12-month total returns, assuming              3.50%    2.68%     2.58%
reinvestment of all distributions and no
sales charge or contingent deferred sales
charge (CDSC)
-------------------------------------------------------------------------
12-month total returns, assuming            (2.45)%  (2.32)%     1.58%
maximum offering price (MOP) and CDSC2
-------------------------------------------------------------------------
Net asset value per share at 8/31/97        $10.05     $9.95     $9.94

\1/ As of July 1, 1997, Class D shares were converted to Class C shares.

\2/ MOP returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect the maximum charge of 5% and 1%, respectively, for Class B and C shares. Past performance cannot predict future results. Returns and value will fluctuate, resulting in a gain or loss on sale.

TOP FIVE HOLDINGS (as of 8/31/97)\3/   TOP FIVE SECTORS (as of 8/31/97)\3 & 4/

1. Murata Manufacturing.....  4.7%     1. Consumer Cyclicals........... 26.2%
2. Shohkoh Fund, Co. Ltd....  4.3%     2. Technologies................. 20.6%
3. Nichiei Co. Ltd..........  3.6%     3. Financials................... 12.9%
4. Canon, Inc...............  3.2%     4. Health Care..................  9.5%
5. Hoya Corp................  3.1%     5. Consumer Staples.............  5.0%

\3/ Holdings and sector breakdowns are calculated as a percent of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.

\4/ Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria.

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

[photo Harold W. Cogger]

I am pleased to present the annual report for Colonial Newport Japan Fund. This report reflects on the investment environment for the 12 months ended August 31, 1997.

Throughout 1996, Japan had the highest economic growth rate of all leading industrialized nations. Strong consumer demand and export growth continue to support economic expansion. An 11.1% decline in the yen, relative to the dollar, has helped make the prices of Japanese goods attractive, particularly in the technology sector.

More interesting, perhaps, is a significant shift in the corporate culture in Japan. Companies are beginning to take notice of their shareholders and to manage their businesses for profitability and higher returns on equity. As a result, foreign investment in Japan is at an all time high, and Japanese pension funds are beginning to actively invest in their own market. We believe this trend should have a positive impact on Japanese stock prices. In the interim, short-term market weakness presents your Fund manager with an opportunity to purchase high quality, growth-oriented stocks at attractive prices.

The key to uncovering investment opportunities in this environment is captured in Newport's active management approach. Effective December 3, 1997, Colonial Newport Japan Fund will be renamed NEWPORT JAPAN OPPORTUNITIES FUND. While this new name does not in any way change the Fund's investment approach or management style, it serves to underscore Newport Fund Management's position as a leader in Asian investing and to better reflect its active management style.

The long-term benefits of investing in an international fund include an opportunity to diversify your core portfolio. World stock markets do not tend to move in step with the domestic stock market, and many international markets have historically outperformed the U.S. market. Looking ahead, economic growth and fundamental changes in the Japanese corporate culture point to opportunities for improving market conditions. Of course, international single-country investing entails special risks such as currency fluctuations, limited diversification, political, economic and social developments.

Thank you for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Harold W. Cogger

    Harold W. Cogger
    President
    October 13, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.

                          PORTFOLIO MANAGEMENT REPORT

[photo of David Smith]

DAVID SMITH is the portfolio manager of Colonial Newport Japan Fund and is senior vice president of Newport Fund Management, Inc.

JAPANESE MARKET POSITIONED FOR TURNAROUND

Export growth, excellent liquidity and increasing accountability to shareholders have driven improvements in Japan's economy. Japan is a tremendously strong export economy and is the dominant global supplier of many goods, particularly in the technology sector. A declining Japanese yen relative to the U.S. dollar served to further improve the price competitiveness of Japanese goods sold in the global market. The Japanese stock market continues to be highly liquid with foreign investment at an all-time high. As a result of the new Japanese pension law, institutional investments are predicted to double over the next 10 years.

Perhaps most important are recent changes in Japanese corporate culture. Historically, shareholders and management of Japanese companies have had little in common. Companies tended to ignore profitability in favor of lifetime employment and market share. However, recent activities have signaled a shift in corporate responsibility. One example of this shift in corporate culture is the improvement of Japanese accounting practices to make them compatible with international standards. Another is that some companies have begun to tie executive pay to profitability. In the end, greater attention to shareholders should force Japanese companies to seek higher returns on equity, encouraging greater stock market participation by both domestic and international investors.

ACTIVE MANAGEMENT

The cornerstone of our investment approach is our active management style. Active management works particularly well in Japan, where dominant companies with strong growth potential can often go unnoticed. In this environment, active management can uncover strong opportunities for long-term global investors. At present, some weakness in Japanese stock prices has presented an attractive buying opportunity.

ACTIVE MANAGEMENT OUTPERFORMS BENCHMARK INDEX

The Fund's Class A shares posted a total return of 3.50% for the 12-month period ended August 31, 1997. This compares favorably to the Morgan Stanley Capital International (MSCI) Japan Index and the Nikkei 225 Index that posted negative total returns down 11.57% and down 8.91%, respectively. We attribute this performance to our active management style. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and are not professionally managed.

FUND CONTINUES TO FOCUS ON TECHNOLOGY-BASED AND CONSUMER ORIENTED COMPANIES

Approximately half of the portfolio is invested in technology and technology-related companies. For example, we own Noritsu Koki, a company that manufactures mini-development labs for reading the magnetic strip on APS (Advanced Photo System) camera film. The company has an estimated worldwide market share of 55%. This film format represents 30% of the fledgling Japanese disposable photography market. We believe that there is significant growth potential for this company as the APS format becomes more widely accepted in other markets.

In the financial sector, we continue to avoid the Japanese banks. Instead, we focused on small business and consumer finance companies that target borrowers who are unable to obtain traditional bank loans. These stocks are attractively valued and offer tremendous growth potential. One example is Shohkoh Fund, a consumer lender that has grown at 39% per year for the last nine years and is expected to have earnings growth well in excess of that this year.


TREND OF IMPROVING ACCOUNTABILITY AND PROFITABILITY OF JAPANESE COMPANIES SHOULD CONTINUE

Over the short term, market weakness may present an opportunity to buy stocks of dominant companies at reasonable prices. Over the longer term, we anticipate several events that could be positive for Japanese stock prices. First, a reduction in corporate tax rates over the next year or two is likely to result in increased corporate earnings, and ultimately higher stock prices. As mentioned earlier, improved accounting practices and greater accountability to shareholders should result in increased demand for Japanese stocks. We maintain a strong, long-term outlook for Japanese companies. We believe Colonial Newport Japan Fund will continue to be an attractive investment opportunity for long-term global investors.

             COLONIAL NEWPORT JAPAN FUND INVESTMENT PERFORMANCE VS.
                                MSCI JAPAN INDEX

               Change in Value of $10,000 from 6/30/96 - 8/31/97

                      CLASS A SHARES BASED ON NAV AND MOP

AVERAGE ANNUAL TOTAL RETURNS\1/

Inception 6/3/96  NAV      MOP
--------------------------------
1 YEAR           5.66%    (0.42)%
--------------------------------
SINCE INCEPTION  2.03     (2.42)

                                                 MSCI
               NAV             MOP            Japan Index
---------------------------------------------------------
Jun 30, 96     10,000          9,425              10,000
Jul 31, 96      9,768.116      9,206.449           9,552
Aug 31, 96      9,381.643      8,842.198           9,125
Sep 30, 96      9,391.305      8,851.305           9,441
Oct 31, 96      8,927.536      8,414.203           8,808
Nov 30, 96      9,149.759      8,623.647           8,976
Dec 31, 96      9,004.831      8,487.054           8,356
Jan 31, 97      8,676.328      8,177.439           7,446
Feb 28, 97      8,801.933      8,295.821           7,620
Mar 31, 97      8,753.623      8,250.29            7,369
Apr 30, 97      9,178.744      8,650.967           7,636
May 31, 97     10,212.56       9,625.338           8,480
Jun 30, 97     10,676.33      10,062.44            9,113
Jul 31, 97     11,082.13      10,444.9             8,836
Aug 31, 97      9,710.145      9,151.812           8,069


                   CLASS B SHARES BASED ON NAV AND NAV W/CDSC

AVERAGE ANNUAL TOTAL RETURNS\1/

Inception 6/3/96  NAV     w/CDSC
--------------------------------
1 YEAR           4.85%    (0.15)%
--------------------------------
SINCE INCEPTION  1.28     (1.74)

                                                 MSCI
               NAV             MOP            Japan Index
---------------------------------------------------------
Jun 30, 96     10,000         10,000              10,000
Jul 31, 96      9,767.892      9,767.892           9,552
Aug 31, 96      9,371.373      9,371.373           9,125
Sep 30, 96      9,381.045      9,381.045           9,441
Oct 31, 96      8,907.156      8,907.156           8,808
Nov 30, 96      9,119.923      9,119.923           8,976
Dec 31, 96      8,974.854      8,974.854           8,356
Jan 31, 97      8,646.035      8,646.035           7,446
Feb 28, 97      8,762.089      8,762.089           7,620
Mar 31, 97      8,704.062      8,704.062           7,369
Apr 30, 97      9,119.923      9,119.923           7,636
May 31, 97     10,145.07      10,145.07            8,480
Jun 30, 97     10,599.61      10,599.61            9,113
Jul 31, 97     10,996.13      10,996.13            8,836
Aug 31, 97      9,622.824      9,237.911           8,069

                  CLASS C SHARES BASED ON NAV AND NAV W/CDSC2

AVERAGE ANNUAL TOTAL RETURNS\1/

Inception 6/3/96  NAV     w/CDSC
--------------------------------
1 YEAR           4.85%     3.85%
--------------------------------
SINCE INCEPTION  1.28      1.28

                                MSCI
               NAV           Japan Index
----------------------------------------
Jun 30, 96     10,000            10,000
Jul 31, 96      9,767.892         9,552
Aug 31, 96      9,371.373         9,125
Sep 30, 96      9,381.045         9,441
Oct 31, 96      8,907.156         8,808
Nov 30, 96      9,110.251         8,976
Dec 31, 96      8,965.184         8,356
Jan 31, 97      8,636.363         7,446
Feb 28, 97      8,762.089         7,620
Mar 31, 97      8,704.062         7,369
Apr 30, 97      9,119.923         7,636
May 31, 97     10,145.07          8,480
Jun 30, 97     10,589.94          9,113
Jul 31, 97     10,986.46          8,836
Aug 31, 97      9,613.152         8,069


\1/ Average annual total returns are as of 9/30/97, the most recent quarter end.

\2/ Effective July 1, 1997, Class D shares were converted to Class C shares.

The Morgan Stanley Capital International Japan Index (MSCI Japan) is an unmanaged index and tracks the performance of Japanese stocks. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Maximum offering price (MOP) returns include the maximum initial sales charge of 5.75% for Class A shares. The CDSC returns reflect the applicable sales charges of: 5% for one year, and 4% since inception for Class B shares and 1% for one year for Class C shares.

                              INVESTMENT PORTFOLIO
                         AUGUST 31, 1997 (IN THOUSANDS)

 COMMON STOCKS - 90.9%                                    SHARES       VALUE
 ---------------------------------------------------------------------------
 CONSTRUCTION - 0.7%
  BUILDING CONSTRUCTION
  Sawako Corp.                                                12  $      109
                                                                  ----------

 ---------------------------------------------------------------------------
 FINANCE, INSURANCE & REAL ESTATE - 14.4%
  HOLDING & OTHER INVESTMENT OFFICES - 1.3%
  Takefuji Corp.                                               4         187
                                                                  ----------

  NONDEPOSITORY CREDIT INSTITUTIONS - 13.1%
  Acom Co., Ltd.                                               5         236
  Credit Saison Co., Ltd.                                     11         292
  Nichiei Co., Ltd.                                            5         530
  Promise Co., Ltd.                                            5         226
  Sanyo Shinpan Finance Co.                                    1          30
  Shohkoh Fund                                                 2         638
                                                                  ----------
                                                                       1,952
                                                                  ----------

 ---------------------------------------------------------------------------
 MANUFACTURING - 53.1%
  CHEMICALS & ALLIED PRODUCTS - 9.2%
  Canon Chemicals, Inc.                                        9         132
  Fujimi, Inc.                                                 4         215
  Hogy Medical Co.                                             7         260
  Sankyo Co., Ltd.                                            12         363
  Takeda Chemical Industries Ltd.                             15         399
                                                                  ----------
                                                                       1,369
                                                                  ----------

  COMMUNICATIONS EQUIPMENT - 7.7%
  Matsushita Communication Industrial Co.                     10         325
  Matsushita-Kotobuki Electronics Industries                  14         456
  Sony Corp.                                                   4         357
                                                                  ----------
                                                                       1,138
                                                                  ----------

  ELECTRICAL INDUSTRIAL EQUIPMENT - 1.9%
  Nidec Corp.                                                  7         288
                                                                  ----------

  ELECTRONIC COMPONENTS - 11.0%
  Kyocera Corp.                                                4         252
  Murata Manufacturing Co., Ltd.                              17         695
  Rohm Co., Ltd.                                               3         306
  TDK Corp.                                                    5         383
                                                                  ----------
                                                                       1,636
                                                                  ----------
  FOOD & KINDRED PRODUCTS - 1.2%
  Ito En, Ltd.                                                 8         175
                                                                  ----------

  MACHINERY & COMPUTER EQUIPMENT - 9.0%
  Canon, Inc.                                                 17         469
  Hoya Corp.                                                  11         465
  SMC Corp.                                                    1          84
  Union Tool                                                  11         314
                                                                  ----------
                                                                       1,332
                                                                  ----------

  MEASURING & ANALYZING INSTRUMENTS - 8.9%
  Fuji Photo Film Co., Ltd.                                   10         384
  Keyence Corp.                                                2         257
  Noritsu Koki Co., Ltd.                                       7         277
  Ricoh Co., Ltd.                                             30         405
                                                                  ----------
                                                                       1,323
                                                                  ----------

  MISCELLANEOUS MANUFACTURING - 3.6%
  Nintendo Corp., Ltd.                                         4         336
  Yamaha, Corp.                                               13         200
                                                                  ----------
                                                                         536
                                                                  ----------

  TRANSPORTATION EQUIPMENT - 0.6%
  FCC Co., Ltd.                                                4          86
                                                                  ----------

 ---------------------------------------------------------------------------
 RETAIL TRADE - 10.1%
  BUILDING, HARDWARE & GARDEN SUPPLY  - 0.1%
  Homac Corp.                                                  1          12
                                                                  ----------

  FOOD STORES - 1.7%
  Circle K Japan Co., Ltd.                                     5         250
                                                                  ----------

  GENERAL MERCHANDISE STORES - 3.8%
  Jusco Co.                                                   12         320
  Ryohin Keikaku Co., Ltd.                                     4         237
                                                                  ----------
                                                                         557
                                                                  ----------

  HOME FURNISHINGS & EQUIPMENT - 2.7%
  Laox Co.                                                     4          35
  Yamada Denki Co.                                            25         373
                                                                  ----------
                                                                         408
                                                                  ----------

  MISCELLANEOUS RETAIL - 1.8%
  Matsumotokiyoshi Co.                                         7         267
                                                                  ----------

 ---------------------------------------------------------------------------
 SERVICES - 4.9%
  AMUSEMENT & RECREATION - 1.4%
  Namco                                                        6         209
                                                                  ----------

  COMPUTER SOFTWARE - 1.8%
  Fuji Soft ABC, Inc.                                          7         265
                                                                  ----------

  ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT - 1.7%
  Meitec Corp.                                                 9         246
                                                                  ----------

 ---------------------------------------------------------------------------
 TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS &
 SANITARY SERVICES - 2.3%
  COMMUNICATIONS
  DDI Corp.                                                  (a)         209
  NTT Data Communications Systems Co.                        (a)         133
                                                                  ----------
                                                                         342
                                                                  ----------

 ---------------------------------------------------------------------------
 WHOLESALE TRADE - 5.4%
  DURABLE GOODS - 4.3%
  Mitsui & Co.                                                40         326
  Softbank Corp.                                               8         304
                                                                  ----------
                                                                         630
                                                                  ----------

  NONDURABLE GOODS - 1.1%
  Echo Trading Co., Ltd.                                      12         169
                                                                  ----------

  TOTAL INVESTMENTS (cost of $13,495)(b)                              13,486
                                                                  ----------

 SHORT-TERM OBLIGATIONS - 9.1%                               PAR
 ---------------------------------------------------------------------------
  Repurchase agreement with Greenwich Capital
  Markets, dated 08/29/97, due 09/02/97 at 5.530%,
  collateralized by U. S. Treasury bonds & notes,
  with various maturities to 2025, market value
  $1,384 (repurchase proceeds $1,356)                      1,355       1,355
                                                                  ----------

  OTHER ASSETS & LIABILITIES, NET - (0.0)%                                (4)
  --------------------------------------------------------------------------

  NET ASSETS - 100%                                                 $ 14,837
                                                                  ==========

  NOTES TO INVESTMENT PORTFOLIO:
  --------------------------------------------------------------------------
  (a)  Rounds to less than one.
  (b)  Cost for federal income tax purposes is $13,540.

  See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                 AUGUST 31, 1997

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $13,495)                                  $13,486
Short-term obligations                                                 1,355
                                                                     -------
                                                                      14,841
Cash including foreign currencies (cost $1)          1
Receivable for:
 Investment sold                                   970
 Fund shares sold                                  220
 Expense reimbursement due from
  Adviser/Administrator                            138
 Dividends                                           2
 Interest                                            1
Deferred organization expenses                       1
Other                                                1                 1,334
                                                   ---               -------
    Total Assets                                                      16,175

LIABILITIES
Payable for:
  Investments purchased                            973
  Fund shares repurchased                          340
Accrued:
  Management fee                                    13
  Administration fee                                 3
  Transfer Agent fee                                 4
  Bookkeeping fee                                    2
  Other                                              3
                                                   ---
    Total Liabilities                                                  1,338
                                                                     -------

NET ASSETS                                                           $14,837
                                                                     =======

Net asset value & redemption price per share -
Class A ($4,073/406)                                                  $10.05
                                                                      ======

Maximum offering price per share - Class A
($10.05/0.9425)                                                       $10.66(a)
                                                                      ======

Net asset value & offering price per share -
Class B ($6,275/631)                                                  $ 9.95(b)
                                                                      ======

Net asset value & offering price per share -
Class C ($3,001/302)                                                  $ 9.94(b)
                                                                      ======

Net asset value, offering & redemption price
per share - Class Z ($1,488/148)                                      $10.07
                                                                      ======

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1997


(in thousands)
INVESTMENT INCOME
Dividends                                                            $    31
Interest                                                                  60
                                                                     -------
      Total Investment Income (net of nonrebatable
      foreign taxes withheld at source which
      amounted to $5)                                                     91

EXPENSES
Management fee                                    $ 80
Administration fee                                  21
Service fee - Class A                                6
Service fee - Class B                                9
Service fee - Class C                                3
Distribution fee - Class B                          26
Distribution fee - Class C                          11
Transfer agent fee                                  25
Trustees fee                                         6
Bookkeeping fee                                     27
Audit fee                                           17
Legal fee                                            5
Custodian fee                                        5
Reports to shareholders                              4
Registration fee                                   102
Other                                                8
                                                   ---
                                                   355
Fees and expenses waived or borne by the
 Adviser/Administrator                            (151)                  204
                                                   ---               -------
       Net Investment Loss                                              (113)
                                                                     -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
 Net realized gain (loss) on:
  Investments                                       35
  Foreign currency transactions                    (20)
                                                   ---
       Net Realized Gain                                                  15
Change in net unrealized appreciation (depreciation)
 during the period on:
 Investments                                       117
 Foreign currency transactions                     (14)
                                                   ---
       Net Unrealized Appreciation                                       103
                                                                     -------
       Net Gain                                                          118
                                                                     -------
Increase in Net Assets from Operations                               $     5
                                                                     =======


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       Year ended   Period ended
(in thousands)                                          August 31     August 31
                                                       -----------  ------------
INCREASE (DECREASE) IN NET ASSETS                           1997        1996(a)
Operations:
Net investment loss                                       $(113)       $  (6)
Net realized gain (loss)                                     15           (6)
Net unrealized appreciation (depreciation)                  103         (126)
                                                          -----        -----
    Net Increase (Decrease) from Operations                   5         (138)
                                                          -----        -----
Fund Share Transactions:(b)
Receipts for shares sold - Class A                        4,369        1,142
Cost of shares repurchased - Class A                     (1,374)         (33)
                                                          -----        -----
                                                          2,995        1,109
                                                          -----        -----
Receipts for shares sold - Class B                        7,140        1,246
Cost of shares repurchased - Class B                     (2,125)          (1)
                                                          -----        -----
                                                          5,015        1,245
                                                          -----        -----
Receipts for shares sold - Class C                        3,334          483
Cost of shares repurchased - Class C                       (709)        --
                                                          -----        -----
                                                          2,625          483
                                                          -----        -----
Receipts for shares sold - Class Z                          250        1,250
Cost of shares repurchased - Class Z                         (2)        --
                                                          -----        -----
                                                            248        1,250
                                                          -----        -----
  Net Increase from Fund Share Transactions              10,883        4,087
                                                          -----        -----
        Total Increase                                   10,888        3,949
NET ASSETS
Beginning of period                                       3,949         --
                                                          -----        -----
End of period (including accumulated net
 investment loss of $61 and $6, respectively)           $14,837       $3,949
                                                        =======       ======

NUMBER OF FUND SHARES (b)
Sold - Class A                                              432          113
Repurchased - Class A                                      (136)          (3)
                                                          -----        -----
                                                            296          110
                                                          -----        -----
Sold - Class B                                              716          123
Repurchased - Class B                                      (208)          (c)
                                                          -----        -----
                                                            508          123
                                                          -----        -----
Sold - Class C                                              325           49
Repurchased - Class C                                       (72)        --
                                                          -----        -----
                                                            253           49
                                                          -----        -----
Sold - Class Z                                               23          125
Repurchased - Class Z                                        (c)         --
                                                          -----        -----
                                                             23          125
                                                          -----        -----
(a) The Fund commenced investment operations on June 3, 1996.
(b) Effective July 1, 1997, Class D shares were converted to Class C shares.
(c) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 1997

NOTE 1.  ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: Colonial Newport Japan Fund (the Fund), a series of Colonial Trust II, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of Japanese companies. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C, and Class Z. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective July 1, 1997, Class D shares were converted to Class C shares. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to the prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class C service fee and Class B and Class C distribution fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $1,000 of expenses in connection with its organization. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
------------------------------------------------------------------------------
MANAGEMENT FEE: Newport Fund Management, Inc. (the Adviser) is the investment Adviser of the Fund and receives a monthly fee equal to 0.95% annually of the Fund's average net assets.

ADMINISTRATION FEE: Colonial Management Associates, Inc. (the Administrator), an affiliate of the Adviser, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc., (the Distributor), an affiliate of the Administrator, is the Fund's principal underwriter. For the year ended August 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $9,993 on sales of the Fund's Class A shares and received $13,832 and none, contingent deferred sales charges (CDSC) on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.75% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
Investment activity: During the year ended August 31, 1997, purchases and sales of investments, other than short-term obligations, were $11,476,411 and $1,461,231, respectively.

Unrealized appreciation (depreciation) at August 31, 1997, based on cost of investments for federal income tax purposes was:

                 Gross unrealized appreciation         $  1,096,545
                 Gross unrealized depreciation           (1,150,393)
                                                       ------------
                    Net unrealized depreciation        $    (53,848)
                                                       ============

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit for the year ended August 31, 1997.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS
------------------------------------------------------------------------------
At August 31, 1997, the Fund had one shareholder, Liberty Financial Companies, Inc., who owned greater than 5% of the Fund's shares outstanding.

NOTE 6.  COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------
    Capital paid in                                   $ 14,886
    Accumulated net investment loss                        (61)
    Accumulated net realized gain                           35
    Net unrealized depreciation on:
      Investments                                           (9)
      Foreign currencies                                   (14)
                                                      --------
                                                      $ 14,837
                                                      ========

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                              Year ended August 31
                               -------------------------------------------------
                                                         1997
                                      Class A     Class B    Class C(d) Class Z
                                      -------     -------    -------    -------
Net asset value -
  Beginning of period                  $ 9.710    $9.690     $9.690     $ 9.720
                                       -------    ------     ------     -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(b)              (0.094)   (0.170)    (0.170)     (0.069)
Net realized and
  unrealized gain (loss) (b)             0.434     0.430      0.420       0.419
                                       -------    ------     ------     -------
     Total from Investment
        Operations                       0.340     0.260      0.250       0.350
                                       -------    ------     ------     -------
Net asset value -
   End of period                       $10.050    $9.950     $9.940     $10.070
                                       =======    ======     ======     =======
Total return (e)(f)                      3.50%     2.68%      2.58%       3.60%
                                       =======    ======     ======     =======

RATIOS TO AVERAGE NET ASSETS
Expenses (h)                             2.00%      2.75%      2.75%      1.75%
Net investment loss (h)                 (0.93)%    (1.68)%    (1.68)%    (0.68)%
Fees and expenses
 waived or borne by the
 Adviser/Administrator (h)               1.79%      1.79%      1.79%      1.79%
Portfolio turnover                         20%        20%        20%        20%
Average commission rate                $0.1479    $0.1479    $0.1479    $0.1479
Net assets at end
  of period (000)                      $ 4,073    $ 6,275    $ 3,001    $ 1,488

(a) Net of fees and expenses waived or borne by the Adviser/Administrator
    which amounted to:                 $ 0.180    $ 0.180    $ 0.180    $ 0.180
(b) Per share data was calculated using average shares outstanding during the period.
(c) The Fund commenced investment operations on June 3, 1996.
(d) Effective July 1, 1997, Class D shares were converted to Class C shares.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Adviser/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                 Period ended August 31
                   ----------------------------------------------------
                                    1996 (c)
                    Class A       Class B       Class D       Class Z
                   ----------    ----------    ----------    ----------

                    $ 10.000      $ 10.000      $ 10.000      $ 10.000
                    --------      --------      --------      --------


                      (0.016)       (0.034)       (0.034)       (0.010)

                      (0.274)       (0.276)       (0.276)       (0.270)
                    --------      --------      --------      --------

                      (0.290)       (0.310)       (0.310)       (0.280)
                    --------      --------      --------      --------


                    $  9.710      $  9.690      $  9.690      $  9.720
                    ========      ========      ========      ========
                     (2.90)%(g)    (3.10)%(g)    (3.10)%(g)    (2.80)%(g)
                    ========      ========      ========      ========


                       2.00%(i)      2.75%(i)      2.75%(i)      1.75%(i)
                     (0.66)%(i)    (1.41)%(i)    (1.41)%(i)    (0.41)%(i)


                       9.13%(i)      9.13%(i)      9.13%(i)      9.13%(i)
                         --            --            --            --
                    $ 0.1794      $ 0.1794      $ 0.1794      $ 0.1794

                    $  1,066      $  1,197      $    472      $  1,214




                    $  0.230      $  0.230      $  0.230      $  0.230

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST II AND THE SHAREHOLDERS OF
  COLONIAL NEWPORT JAPAN FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Newport Japan Fund (a series of Colonial Trust II) at August 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased had not settled with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
October 13, 1997

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FINANCIAL INVESTMENTS INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

   Your fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES\1/: Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, by phone or mail.

EASY ACCESS TO YOUR MONEY\1/: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

One-Year Reinstatement Privilege: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.


RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

\1/ Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Newport Japan Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Newport Japan Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 to order additional reports.

This report has been prepared for shareholders of Colonial Newport Japan Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

[logo] LIBERTY FINANCIAL INVESTMENTS, INC. (C)1997

       Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, Massachusetts 02111-2621
                                                         JF-02/111E-0897 (10/97)